Webcast Presentation August 20, 2020 Essential Retail. Smart Locations.

Forward Looking Statements Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, potential adverse effect of the COVID- 19 pandemic, on the financial condition, results of operations, cash flows and performance of the Company and its tenants, the real estate market and the global economy and financial markets, market, political and economic volatility experienced by the U.S. economy or real estate industry as a whole, and the regional and local political and economic conditions in the markets in which our properties are located; competitive business market conditions experienced by our retail tenants and shadow anchor retailers, such as challenges competing with e-commerce channels; our ability to execute on our business strategy and enhance stockholder value; and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. The companies depicted in the photographs or otherwise herein may have proprietary interests in their trade names and trademarks and nothing herein shall be considered to be an endorsement, authorization or approval of InvenTrust Properties Corp. by the companies. Further, none of these companies are affiliated with InvenTrust Properties Corp. in any manner.

Second Quarter Results & Platform Overview InvenTrust Essential Retail. Smart Locations. 65 Retail Properties 13 Sun-Belt Markets (~20 MSAs) 84% Grocery-Anchored1 17% Net Leverage Ratio2 3 ~$5M Shares Repurchased $182M Net Cash Balance (at share) Essential Retail. Smart Locations. | 2020 3

Geography: Smart Locations Operating teams located within two-hour drive of 90% of properties 1 Essential Retail. Smart Locations. | 2020 4

Portfolio Structure Driving Rent Collections The conversion of our portfolio to essential retail/grocery-anchored centers will help us mitigate the impact of COVID and the disruption to the economy Neighborhood or Community Center A property below 250,000 square feet that contains a grocer. Essential Retail. Smart Locations. | 2020 5

Retail Not Surviving COVID Enclosed malls (which InvenTrust doesn’t own) were struggling before COVID, many will close and be repurposed. Rent collections for mall REITs range between 45% to 55%. Mall (which InvenTrust doesn’t own) A large center with usually 4 or more large anchor spaces and is normally enclosed. Essential Retail. Smart Locations. | 2020 6

Portfolio Composition1 Essential Retail: Tenants are open and operating, providing consumers with immediate needs Other Essential Banks Retail/Services Office/ Pets 4% 2% Hardware/Auto Communications 3% Essential Retail: 1% 5% 43.0% of Pro Rata ABR Medical 8% Restaurants: Restaurants 19.5% of Pro Rata ABR 20% ~11.3% Quick Service ~8.2% Full Service Grocery / Drug 20% Other Retail/Services: Soft Goods 37.5% of Pro Rata ABR 19% Personal Other Service 3% 11% Entertainment 1% Fitness 3% Essential Retail. Smart Locations. | 2020 7

Grocery Concentration: Peer Comparison Grocery-Anchored % of Pro Rata Asset Value1 Grocery Anchored Incremental Grocery (Power Center) 100% 96% 90% 14% 85% 80% 80% 80% 77% 72% 20% 13% 71% 70% 70% 67% 65% 29% 60% 40% 25% 50% 51% 40% 82% 60% 47% 65% 67% 67% 30% 51% 45% 20% 37% 10% 20% 18% 12% 0% ROIC IVT REG WRI KIM SITC KRG BRX RPT RPAI Essential Retail. Smart Locations. | 2020 8

Managing through COVID-19 Operations: Key Actions Related to the COVID-19 Impact • Initiated an Operational Task Force ✓ Assess each lease on a case-by-case basis – how can we help the tenant while balancing short-term cash flow with longer-term opportunities ✓ Increased tenant outreach, partnership, and assistance has driven our rent collection 1 results : Rent Payment Estimated Remaining Collected Deferral Credit Loss Rent to Plan Collect April 85% 3% 7% 5% May 78% 7% 9% 6% June 80% 5% 8% 7% Q2 2020 81% 5% 8% 6% ✓ 86% of July rent has been collected2 While rent collections are trending up, our collections are still down from Q1 2020 of 98% Essential Retail. Smart Locations. | 2020 9

Managing through COVID-19 Finance & Capital Markets: Key Actions Related to the COVID-19 Impact • Drew down $150 million from Revolving Credit Agreement for increased financial flexibility, ended the quarter with $332 million in cash • Below 20% net leverage with only 1.6% of total debt maturing in 2020 and 2021; no unsecured maturities until 2023 • Balance sheet remains positioned for stability and future growth Capital Structure Maturity Schedule1 $600 $500 $400 18% Equity (NAV) $300 8% $200 74% Secured Debt $100 $0 2020 2021 2022 2023 2024 2025 Thereafter Unsecured Debt Secured Unsecured LOC Draw Essential Retail. Smart Locations. | 2020 10

Managing through COVID-19 Investor Relations: Key Actions Related to the COVID-19 Impact • InvenTrust has increased the frequency of our communication to our shareholders: ✓ Conducting a webcast each quarter ✓ Publishing monthly newsletters • Introducing new metrics to improve transparency in the current environment ✓ Monthly rent collections ✓ More detailed disclosures on IVT’s portfolio composition … Other Outreach Activities to Provide Transparency to Our Shareholders • Conducted the company’s first virtual annual shareholder meeting providing an opportunity to shareholders to engage with the Board • Delivering shareholder feedback and thoughts to the Board Essential Retail. Smart Locations. | 2020 11

Managing through COVID-19 Corporate Policies: Key Actions Related to the COVID-19 Impact • Paid April & July distribution at previously disclosed increased rate • Postponed publication of new estimated share value due to: • The potential financial impact of the COVID-19 pandemic • The sharp drop in property transactions leading to limited visibility on property valuations • On June 26th, repurchased ~$5 million in shares through the share repurchase program (“SRP”) • As of July 11th, the share repurchase program and distribution reinvestment plan were suspended until further notice The Board will continue to evaluate our distribution rate and policy, and if the Board deems appropriate, adjust the distribution to take into account the ongoing effects of the COVID-19 pandemic. Essential Retail. Smart Locations. | 2020 12

InvenTrust: **Essential** Retail. **Smart** Locations.

Properties
Predominantly grocery-anchored centers in Sun-Belt markets with favorable demographics

Platform
Simple, focused, and flexible in both the portfolio and capital structure

Team
Deep real estate expertise embedded in our markets close to our assets

Culture
Innovative, collegial, and accountable

InvenTrust is positioned to endure the economic disruption generated by the COVID-19 crisis


BRUEGGER'S BAGELS
AVANCE PRIMARY CARE

Commons at University Place
Durham, NC

InvenTrust Properties
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Q & A 14

Footnotes

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1. By YTD 2020 pro-rata NOI as of June 30, 2020. NOI percentage includes shadow-anchored grocery store tenants. Walmart, Target and warehouse clubs are considered grocers, regardless of whether the box is owned by the REIT or shadow anchored.
2. Net Leverage Ratio is net debt divided by enterprise value as of June 30, 2020
3. Net Pro-Rata Cash Balance is net of the $150 million in cash the company drew down from its revolver in Q1 2020.

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1. As of June 30, 2020
2. Southern California includes Los Angeles, Riverside/San Bernardino/Ontario (Inland Empire) and San Diego. Denver includes Fort Collins and Colorado Springs. Tampa/St. Petersburg includes Sarasota & Punta Gorda. DC Metro includes Richmond

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1. By pro-rata ABR as of June 30, 2020 including ground leases.

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1. Source: 3rd-party research as of February 2020.

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1. As of August 14, 2020
2. As of August 14, 2020

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1. On March 27, 2020, InvenTrust drew $150M from the revolving line of credit. The loan proceeds will be used for general corporate purposes, financial flexibility and strategic refinancing. The company currently maintains a sufficient cash balance to repay the draw prior to the revolving line of credit's extended maturity date of December 2023.

InvenTrust Properties

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